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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-66648) and Registration Statements on Form S-8 (Nos. 333-34238, 333-34240, 333-55096 and 333-82276) of Edison Schools, Inc. of
our report dated September 12, 2003, except for the ninth paragraph of Note 8, as to which the date is September 29, 2003, relating to the financial statements, which appears in this
Form 10-K.



PricewaterhouseCoopers LLP

New York, New York
September 29, 2003